UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	July 31, 2023

THE MARCUS CORPORATION

(Exact name of registrant as
specified in its charter)

Wisconsin	1-12604	39-1139844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 East Wisconsin Avenue, Suite 1900, Milwaukee, Wisconsin 53202-4125
(Address of principal executive offices, including zip code)
(414) 905-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17-CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17-CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value	MCS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 31, 2023 the Board of Directors (the “Board”) of The Marcus Corporation (the “Company”) increased the size of the Board to ten members and voted to elect Thomas F. Kissinger, the Senior Executive Vice President, General Counsel and Secretary of the Company, as a new director. The initial term as director for Mr. Kissinger will expire at the Company’s 2024 annual meeting of shareholders. At the time of his election, Mr. Kissinger was not appointed to any committee of the Board of Directors.

There are no arrangements or understandings between Mr. Kissinger and any other person pursuant to which Mr. Kissinger was appointed as a director, there are no family relationships between Mr. Kissinger and any director or other officer of the Company, and there are no transactions in which the Company is a party and in which Mr. Kissinger has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

As an employee director, Mr. Kissinger will not receive any of the compensation for non-employee directors of the Company described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 31, 2023.

A copy of the press release announcing the Company’s appointment of Mr. Kissinger as a director is filed with this Current Report on Form 8-K as Exhibit 99.1.
Item 9.01.Financial Statements and Exhibits.
(a)Not applicable.
(b)Not applicable.
(c)Not applicable.
(d)Exhibits. The following exhibit is being furnished herewith:

Exhibit Number

99.1	Press Release of The Marcus Corporation, dated August 1, 2023, regarding its appointment of a new director.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MARCUS CORPORATION

Date: August 1, 2023	By:	/s/ Chad M. Paris
Chad M. Paris
Chief Financial Officer and Treasurer